ventrus

BIOSCIENCES

This material contains estimates and forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. The words "believe," "may," "might," "will," "aim," "estimate," "continue," "would," "anticipate," "intend," "expect," "plan" and similar words are intended to identify estimates and forward-looking statements. Our estimates and forward-looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or might affect our businesses and operations. Although we believe that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to us. Our estimates and forward-looking statements may be influenced by the following factors, among others: our ability to obtain FDA approval of our product candidates ; differences between historical studies on which we have based our planned clinical trials and actual results from our trials; our expectations regarding our revenues, expenses, effective tax rates and other results of operations; our anticipated capital expenditures and our estimates regarding our capital requirements; our liquidity and working capital requirements; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our product candidates and plans to promote them; anticipated trends and challenges in our business and in the markets in which we operate; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to find future acquisition opportunities on favorable terms or at all and to manage any acquisitions; our ability to compete in our industry and innovation by our competitors; our ability to stay abreast of new or modified laws and regulations that currently apply or become applicable to our business; estimates and estimate methodologies used in preparing our financial statements; and the future trading prices of our common stock and the impact of securities analysts' reports on these prices. Estimates and forward-looking statements involve risks and uncertainties and are not guarantees of future performance. As a result of known and unknown risks and uncertainties, including those described above, the estimates and forward-looking statements discussed in this material might not occur and our future results and our performance might differ materially from those expressed in these forward-looking statements due to, including, but not limited to, the factors mentioned above. Estimates and forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update or to review any estimate and/or forward-looking statement because of new information, future events or other factors.

Experienced Management Team

Russell H. Ellison, MD, MSc: *Chief Executive Officer and Director*

30 yrs experience in pharmaceutical industry, most recently:

- EVP, Paramount Biosciences (2007-2010)
- VP Clinical Development, **Fibrogen Inc** (2005-2007)
- VP Medical Affairs and CMO, **Sanofi-Synthelabo US** (2002-2005)
- VP Medical Affairs and CMO, **Roche US** (1997-2002)
- Board Chairman, Cormedix Inc
- Prior board member of **Cougar Inc**

David J. Barrett, CPA: *Chief Financial Officer*

- CFO, NeuroHitech, a public pharma company with development stage and marketed products (2006-2009)
- CFO, Overture Asset Managers & Overture Financial services (hedge fund) (2003-2006)
- Manager Deloitte & Touche (1999-2003)

Investment Highlights

- A Phase III company focused exclusively on gastroenterology (GI): ie: anal disorders, a neglected area of drug development

- Our products address 3 of top 10 GI disorders - markets where there are no FDA approved drugs in the US

- 3 Late stage products:
  - Phase III – Hemorrhoids
  - Phase III initiated – Anal fissures
  - Phase IIb – Fecal incontinence

  - Near term milestones with 2 important data read-outs expected in H1 2012

  - Multiple scenarios are possible for development and commercialization after H1 data readouts

Product Pipeline

Drug	Indication	Status	US Patient Pop.	Territories
Iferanserin (VEN 309)	Hemorrhoids	Phase III	12.5 mm	Worldwide
Diltiazem (VEN 307)	Anal Fissures	Phase III Initiated	4 mm	North America
Phenylephrine (VEN 308)	Fecal Incontinence	Phase IIb	7 mm	North America

VEN 309: Iferanserin

Novel Treatment for Hemorrhoids

Ventrus Biosciences

Hemorrhoid Overview

Symptoms

- Bleeding, pain, itch, swelling & tenderness, difficult defecation

Market

- ~12.5 mm patients in US
- Highest prevalence >50 years of age
- No FDA approved products approved in U.S. and current products are not reimbursed
- **4 mm prescriptions written annually in the U.S.** for unapproved use in hemorrhoids
- 22 mm OTC units sold annually in the U.S.
- No other known drugs in development in the U.S.

Causes

- Increased hydrostatic pressure = AV dilation, slower blood flow
- **Serotonin activation of 5HT2a receptors**
- Efferent vasoconstriction, platelet aggregation, further dilation and symptoms


Internal hemorrhoid
External hemorrhoid

Product Overview

- **Topical rectal ointment: applied intra-anal BID (with applicator)**

- **Indication**
  - Acute treatment of hemorrhoids: Cessation of bleeding, itch and pain associated with hemorrhoids

- **Mechanism**
  - NCE – **Potent peripheral 5HT2a antagonist:** promotes normalization of blood flow, and cessation of bleeding, pain and itching
  - **Does not cross the blood brain barrier** except at doses much higher than to be used therapeutically
  - **Selective for 5HT2a**; 1/3 affinity for 5HT2c, very low affinity for 5HT2b (antagonist) and 1/1000 affinity for other 5HT receptors

- **Intellectual Property**
  - Licensed from the inventor
  - Patents issued in all major territories
  - US COM patent expires 2015, Hatch-Waxman exclusivity 5 yrs (Rx to OTC switch)
  - **New concentration range patent just filed**; 20 yrs exclusivity: prevents A/B rated generics

VEN 309: Iferanserin

Ready for Phase III

- **Phase II completed**
  - Expect SPA with FDA (3rd round) by March 2011
  - FDA confirmed Phase III status
  - Achieved agreement with FDA on primary endpoint

- **CMC ready for scale-up to commercial scale**

- **Excellent safety profile**
  - 7 clinical trials, 220 patients exposed to VEN 309
- Side effects are local and minor; systemic side effects comparable to placebo
- No SAE's, no deaths

- **Development plan**
  - 1500 patient safety database; in 2 pivotal trials or 2 pivotals and 1 safety study (TBD)
  - 104 wk 2 species carcinogenicity (no prior findings of concern) is critical path to NDA filing (2014)
  - 2 pivotal trials (Phase III) to be done in series, not on critical path
  - Clinical pharmacology program

1st Pivotal Phase III Study: Proposed Design

- **Start Q2/3 2011, double blind data available Q1 2012**
  - 400 patients
  - Double Blind; 0.5% iferanserin vs placebo ointment
  - 60 sites (North America)
  - 14 days treatment with follow up at 28 days
  - All patients roll to active treatment after 28 days, with 12 month follow up to assess recurrence (open label)

- **Inclusion criteria**
  - Symptomatic grade I to III internal hemorrhoids
  - Bleeding from hemorrhoids 2 consecutive days prior to randomization, with pain or itching accompanying the bleeding for the 2 days

- **Primary endpoint:** time to cessation of bleeding for a minimum of 3 days

- **Secondary endpoints:** cessation of pain and itching for 3 days

VEN 309: Iferanserin

Phase III Endpoints Confirmed in Phase IIb (German Study)

- 6 sites in Germany, conducted 2003/2004
- 121 patients randomized to iferanserin 0.5% (Phase III dose) BID vs placebo ointment
- Baseline and weekly visits for 2 week treatment; follow up at 45 days
- Endpoints
  - Primary: bleeding scale
  - Secondary: itching and pain scales
  - Other: tenderness, fullness, throbbing, gas, difficulty in defecation and physician's assessment
- Safety

German Phase IIb: Bleeding

Cessation of Bleeding: VEN 309: 89% Placebo: 68%


Reduced bleeding score
Score
7
6
5
4
3
2
1
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Days
Placebo
Iferanserin
* P < 0.05

ventrus BIOSCIENCES

German Phase IIb: Pain

Cessation of Pain: VEN 309: 78% Placebo: 46%


Reduced pain score
4.5
4
3.5
3
2.5
2
1.5
1
Score
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Days
*
*
*
*
*
Placebo
Iferanserin
* P < 0.05

ventrus BIOSCIENCES

German Phase IIb: Itching

Cessation of Itching: VEN 309: 90% Placebo: 62%


Reduced itch score
Score
4
3.5
3
2.5
2
1.5
1
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days
Placebo
Iferanserin
* P < 0.05

VEN 309: Iferanserin

Analysis of German Phase IIb for Phase III Endpoint*


Success at FDA Agreed Primary Endpoint for the Pivotal Trial
German Study n = 121
Days
12
10
8
6
4
2
0
4.5 days
P<0.01
10.5 days
Median Time to Bleeding Cessation for 3 Days
VEN309
Placebo

* *Post hoc*

ventrus BIOSCIENCES

Near Term Inflection Points

- Expect an SPA approximately end Q1 2011
- 1st patient in hemorrhoid trial in mid-2011
- Potential publications of existing preclinical and clinical data
- Expect PTO action in mid-2011 on new IP
- Completion of enrollment of hemorrhoid trial in Q4 2011
- Data from double blind phase of hemorrhoid trial in Q1 2012

VEN 307: Diltiazem Cream

Novel Treatment for Anal Fissures

Ventrus Biosciences

Anal Fissures Overview

Symptoms
- Ischemic tear in the anus
- **SEVERE** pain

Market
- ~4 million patients in US
- Fiber followed by surgery is standard of care
- No US approved products
- Compounded Diltiazem and some GTN are **already used** by specialists
- 50% of patients referred to specialist
  - Most common outcome is surgery because patients cannot stand the pain

Causes
- **Increased internal anal sphincter pressure** and resultant decreased blood flow
- Usually with constipation


Sphincters (muscles)
Anal fissure
Anal fistula

Product Overview

- **Topical Diltiazem Cream: applied peri-anally TID**
  - Originally approved as Cardizem® (Marion Labs) for angina and high blood pressure
- **Indication:** pain associated with anal fissures
  - **Approval pathway:** 505(b)(2) – only 2 pivotal trials required
- **Mechanism**
  - Calcium channel blocker - **relaxes the internal anal sphincter**, reducing pain and increases tissue blood flow
- **Intellectual Property**
  - Method of use filed, expires 2017 (+ 3yrs Hatch-Waxman) – not yet issued
  - Multiple possibilities for BID formulations with 20 year IP: final selection Q3 2011
    - Can develop one of these (2 pivotals starting 2012) or original (1 pivotal starting 2012)

VEN 307: Diltiazem Cream

Phase III Initiated

- **First Phase II study (2.0% BID vs. Placebo BID) – primary endpoint of healing not met due to high placebo response (similar to GTN studies)**

- **Numerous investigator initiated studies vs active comparator (GTN 0.2% to 0.5%) and fiber published with favorable results for pain**

- **FDA pre-IND meeting conducted in August 2007**
  - Confirmed Phase III multi-dose plan
  - Achieved clarity on primary endpoint: reduction in **pain**
  - Confirmed safety database

- **Phase III trial recently initiated (November) with data in Q2 2012**
  - Licensor (SLA) is conducting trial
  - 485 patients in 30 sites in Europe
  - Treated for 2 months: randomized double blind; fiber plus 2%, 4% VEN 307, and placebo
  - **Primary endpoint: reduction in pain using a validated scale**

Phase III Endpoint: Reduction in Pain



Diltiazem Cream more effective than topical nitrate and standard of care in reduction of pain with anal fissures
% Chg Mean Pain Scores vs. Bsln
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Dilt 2%
GTN 0.2%
Fiber Only
P=0.015
P=0.005
Week 6
n = 30 Dilt, 30 GTN, 30 Fiber

Diltiazem vs Topical Nitrate vs Standard of Care

Source: Shrivastava, BK, et al, Randomized clinical trial GTN vs. Diltiazem vs Fiber Only, Surgery Today (2007); 37: 482-485

Near Term Timelines

- Selection of new formulations with extended IP (Q3 2011)
- PTO action on existing patent filing (Q3/4 2011)
- Completion of enrollment of European Phase III (Dec 2011 / Jan 2012)
- Data from Phase III trial (Q2 2012)

Corporate Overview

Financial Summary

- **IPO in December 2010**
  - 3.335 million shares at $6.00 per share
  - Exchange: Nasdaq ("VTUS")

- **Capital Structure**

Cash and Short-term Investments	$17.6 million
Debt	$2.7 mm
Common Shares Outstanding	7.2 million (9.3 million fully diluted)
Market Cap	~$45 million

Upcoming Milestones and News Flow

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
VEN 309	*SPA Granted*	*Phase III Initiated*	*German Phase IIB Trial Published*	*Phase III Data Announced*	*Ongoing Open Label Recurrence Data*
		PTO Action on New IP	*Phase III Enrollment Completed*		
VEN 307		*New Formulations Selected with Long IP*	*Complete Phase III Enrollment*		*Phase III Data Announced*
		PTO Action on Existing Patent Filing			

ventrus BIOSCIENCES

Multiple Future Scenarios Possible: Iferanaserin and Diltiazem

- **Strategic options: after data readouts in H1 2012**
  - In 2015, 5-6 major pharma companies with primary care and/or GI products and field forces
  - Four with an OTC division
  - 2-3 GI specialty companies
- **Continued development of products by Ventrus: cost/time to approval***
  - After 1st data readout Q1 2012, approx. $20 mm to develop iferanserin to approval; 2015
  - After 1st data readout Q2 2012, approx $15 mm to develop diltiazem cream to approval 2014
- **Commercialization by Ventrus:**
  - Iferanserin: no effective Rx competition: contracted primary care/GI field force (500-600) for 1-2 years plus DTC year 2
  - Diltiazem: compounded version already in use; market is GI surgeons = very low launch costs

** excludes G&A*

ventrus BIOSCIENCES

The Opportunity

Key Takeaways:

The Products:

- 3 late stage GI drugs with no competing FDA approved products on the market
- VEN 309 will be the first and ONLY FDA approved product for Hemorrhoids, with a market of >12.5 million patients
- VEN 307 will be the first and ONLY FDA approved product for anal fissures, with a market of >4 million patients
- VEN 309 and 307: validated Phase III endpoint that has already demonstrated efficacy in multiple Phase II trials
- Great safety profile – limited side effects from topical administration

The Company:

- 2 high value data read-outs expected over next year
- Significant news flow and multiple milestones between now and data read-outs
- Multiple scenarios are possible for further development and commercialization of the products after the data readouts
- Experienced team with a history of success